SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934 Date
                        of Report (Date of earliest event
                           reported): January 8, 2007


                             Avalon Oil & Gas, Inc.
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             (Exact name of registrant as specified in its charter)


Nevada                              1-12850                   84-1168832
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)


                        7808 Creekridge Circle, Suite 105
                              Minneapolis, MN 55439
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                (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (952) 746-9652


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 7 --Regulation FD

Item 7.01 Regulation FD Disclosure.

A) Avalon Oil & Gas, Inc. ("Avalon") has announced in a press release dated January 8, 2007 that it has acquired an interest in an additional oil and gas producing property through its relationship with KROG Partners, LLC ("KROG"), a Henderson, Texas based operator, and Avalon's advisor, William Anderson DBA Anderson Oil & Gas, Inc. ("Anderson").

Avalon, KROG and Anderson have jointly acquired a fifty percent (50%) working interest in an active Woodbine production property located in Upshur County, Texas which consists of thirteen (13) wellbores which includes six (6) producing oil wells, three (3) salt water disposal wells, three (3) shut-in or marginally producing wells, and one (1) well that has been plugged and abandoned since the effective date. The working interest was purchased from an Oklahoma City, Oklahoma, independent oil producer. Avalon acquired an undivided ten percent (10%) working interest in the properties and KROG will be the operator. The acquisition closed effective as of November 15, 2006.

The wellbores acquired were originally drilled by various operators in the 1960's. These are mature wells with stable production, currently producing approximately 25 BOPD from the Woodbine Interval.

B) Avalon has announced in a press release dated January 11, 2007 that it has commenced conducting optimization activities in conjunction with KROG and Anderson on the property located in Upshur County, Texas, including the completion of plugging two inactive wells and increasing the runtime and efficiency of certain of the salt water disposal systems located on the property. In addition, Avalon, KROG and Anderson have commenced evaluating the remaining wellbores and anticipate developing plans for one or more workovers to enhance production from currently inactive or marginally producing wells on the property.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

   Exhibit No.   Description
   -----------   -----------

      99.1       Press Release dated January 8, 2007.
      99.2       Press Release dated January 11, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Avalon Oil & Gas, Inc.

Date: January 15, 2007                         By: /s/ Kent Rodriguez
                                               --------------------------------
                                               Kent Rodriguez, President